Exhibit 99.2

WACHTELL, LIPTON, ROSEN & KATZ

MARTIN LIPTON	RALPH M. LEVENE			J. AUSTIN LYONS	WILLIAM EDWARDS
HERBERT M. WACHTELL	RICHARD G. MASON	51 WEST 52ND STREET		LORI S. SHERMAN	JAMES R. GILMARTIN
BERNARD W. NUSSBAUM	DOUGLAS K. MAYER			JONATHAN E. PICKHARDT	ADAM M. GOGOLAK
RICHARD D. KATCHER	MICHAEL J. SEGAL	NEW YORK, N.Y. 10019-6150		NELSON O. FITTS	JONATHAN GOLDIN
ALLAN A. MARTIN	DAVID M. SILK			JEFFREY C. FOURMAUX	ROGER J. GRIESMEYER
LAWRENCE B. PEDOWITZ	ROBIN PANOVKA	TELEPHONE: (212) 403 - 1000		JEREMY L. GOLDSTEIN	CATHERINE HARDEE
ROBERT B. MAZUR	DAVID A. KATZ	FACSIMILE: (212) 403 - 2000		JOSHUA M. HOLMES	DANIEL E. HEMLI
PAUL VIZCARRONDO, JR.	ILENE KNABLE GOTTS	____________		DAVID E. SHAPIRO	GAVIN W. HOLMES
PETER C. HEIN	DAVID M. MURPHY	GEORGE A. KATZ (1965-1989)		ANTE VUCIC	GORDON S. MOODIE
HAROLD S. NOVIKOFF	JEFFREY M. WINTNER	JAMES H. FOGELSON (1967-1991)		IAN BOCZKO	JOHN A. NEUMARK
DAVID M. EINHORN	TREVOR S. NORWITZ	____________		LAURYN P. GOULDIN	MICHAEL ROSENBLAT
KENNETH B. FORREST	BEN M. GERMANA	OF COUNSEL		MATTHEW M. GUEST	DONGJU SONG
MEYER G. KOPLOW	ANDREW J. NUSSBAUM			DAVID E. KAHAN	LINDSAY R. SMITH
THEODORE N. MIRVIS	RACHELLE SILVERBERG	WILLIAM T. ALLEN	LEONARD M. ROSEN	MARK A. KOENIG	AMANDA L. STRAUB
EDWARD D. HERLIHY	DAVID C. BRYAN	PETER C. CANELLOS	MICHAEL W. SCHWARTZ	DAVID K. LAM	BRADLEY R. WILSON
DANIEL A. NEFF	STEVEN A. COHEN	THEODORE GEWERTZ	ELLIOTT V. STEIN	MICHAEL S. WINOGRAD	FRANCO CASTELLI
ERIC M. ROTH	GAVIN D. SOLOTAR	KAREN G. KRUEGER	J. BRYAN WHITWORTH	KATHRYN GETTLES-ATWA	ROSS A. FIELDSTON
WARREN R. STERN	DEBORAH L. PAUL	THEODORE A. LEVINE	AMY R. WOLF	DANIELLE L. ROSE	DAVID FISCHMAN
ANDREW R. BROWNSTEIN	DAVID C. KARP	____________		BENJAMIN M. ROTH	JESSE E. GARY
MICHAEL H. BYOWITZ	RICHARD K. KIM	COUNSEL		ANDREW A. SCHWARTZ	SCOTT W. GOLENBOCK
PAUL K. ROWE	JOSHUA R. CAMMAKER			DAVID M. ADLERSTEIN	MOEZ M. KABA
MARC WOLINSKY	MARK GORDON	MICHELE J. ALEXANDER	PAULA N. GORDON	SHIRI BEN-YISHAI	CAITH KUSHNER
DAVID GRUENSTEIN	JOSEPH D. LARSON	DAVID B. ANDERS	NANCY B. GREENBAUM	JOSHUA A. FELTMAN	J. ALEJANDRO LONGORIA
PATRICIA A. VLAHAKIS	LAWRENCE S. MAKOW	ADRIENNE ATKINSON	MAURA R. GROSSMAN	STEPHEN M. FRANCIS	GRAHAM W. MELI
STEPHEN G. GELLMAN	JEANNEMARIE O’BRIEN	ANDREW J.H. CHEUNG	IAN L. LEVIN	JONATHAN H. GORDON	JOSHUA M. MILLER
STEVEN A. ROSENBLUM	WAYNE M. CARLIN	DAMIAN G. DIDDEN	ADAM J. SHAPIRO	MARGARET ISA BUTLER	JASAND MOCK
PAMELA S. SEYMON	JAMES COLE, JR.	PAMELA EHRENKRANZ	HOLLY M. STRUTT	EMIL A. KLEINHAUS	OPHIR NAVE
STEPHANIE J. SELIGMAN	STEPHEN R. DiPRIMA	ROBERT A. FRIEDMAN		WILLIAM E. SCHEFFER	GREGORY E. PESSIN
ERIC S. ROBINSON	NICHOLAS G. DEMMO			ADIR G. WALDMAN	CARRIE M. REILLY
JOHN F. SAVARESE	IGOR KIRMAN			AREF H. AMANAT	WON S. SHIN
SCOTT K. CHARLES	JONATHAN M. MOSES			RONALD C. CHEN	JEFFREY UNGER
ANDREW C. HOUSTON	T. EIKO STANGE			B. UMUT ERGUN	MARK F. VEBLEN
PHILIP MINDLIN	DAVID A. SCHWARTZ			EVAN K. FARBER	CARMEN WOO
DAVID S. NEILL	JOHN F. LYNCH			MICHAEL KRASNOVSKY	IGOR FUKS
JODI J. SCHWARTZ	WILLIAM SAVITT			SARAH A. LEWIS	BETTY W. GEE
ADAM O. EMMERICH	ERIC M. ROSOF			YELENA ZAMACONA	JONATHON R. La CHAPELLE
CRAIG M. WASSERMAN	MARTIN J.E. ARMS			GARRETT B. MORITZ	BRANDON C. PRICE
GEORGE T. CONWAY III	GREGORY E. OSTLING			JOSHUA A. NAFTALIS	MICHAEL SABBAH
				VINAY SHANDAL	RACHEL A. WILSON
				MEREDITH L. TURNER	ALISON M. ZIESKE
KARESSA L. CAIN

August 27, 2007

NCR Corporation and its Board of Directors

1700 South Patterson Blvd.

Dayton, Ohio 45479

Ladies and Gentlemen:

We have acted as special counsel to NCR Corporation, a Maryland corporation (“NCR”), in connection with the transactions contemplated by the Separation and Distribution Agreement (the “Agreement”), to be entered into by and between NCR and Teradata Corporation (“Teradata”), a Delaware corporation and a subsidiary of NCR International, Inc. (“NCR International”), a Delaware corporation and a subsidiary of NCR. At your request, we are rendering our opinion as to certain United States federal income tax consequences of certain transactions contemplated by the Agreement. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Officer’s Certificate of NCR dated as of the date hereof and delivered in connection herewith.

In providing our opinion, we have reviewed: (i) the Agreement; (ii) the Tax Sharing Agreement to be entered into by and between NCR and Teradata; (iii) the ruling request relating to Section 355 of the Code and related provisions filed by NCR with the Internal Revenue Service in connection with the transactions contemplated by the Agreement and all supplemental submissions filed in connection therewith (together, the “Request for Rulings”)

WACHTELL, LIPTON, ROSEN & KATZ

(but not the ruling request filed by NCR with the Internal Revenue Service, or any supplemental submissions, relating to Section 59(e) of the Code (the “Section 59(e) Request”)); (iv) the private letter ruling issued to NCR by the Internal Revenue Service in response to the Request for Rulings (the “Private Letter Ruling”); (v) the registration statement of Teradata on Form 10 and the exhibits thereto, including the information statement to be sent by NCR to shareholders of NCR in connection with the External Spin-Off (collectively, the “Form 10”); (vi) certain resolutions adopted by the Board of Directors of NCR; and (vii) such other documents, records and papers as we have deemed necessary or appropriate in order to give the opinion set forth herein.

For purposes of the opinion set forth below, we have assumed: (i) that the statements and representations contained, respectively, in the Request for Rulings, the Private Letter Ruling and the Officer’s Certificates of NCR, NCR International and Teradata delivered in connection herewith (including all appendices thereto) are true, complete, and correct as of the date hereof and will remain true, complete, and correct at all times up to and including the date of the External Spin-Off; (ii) that all statements and representations made to the knowledge or belief of any person or entity or with comparable qualification are true, complete, and correct as if made without such qualification; (iii) that all documents submitted to us as originals are authentic and that all documents submitted to us as copies conform to the originals; (iv) that the transactions contemplated by the Agreement will be consummated as described in the Request for Rulings and the Private Letter Ruling; (v) that NCR, NCR International and Teradata will treat the Internal Spin-Off and External Spin-Off for United States federal income tax consequences in a manner consistent with the opinion set forth below; (vi) that the Form 10, NCR’s annual report on Form 10-K for its fiscal year ended December 31, 2006, and NCR’s proxy statement relating to the annual meeting of NCR’s shareholders held on April 25, 2007 are true, complete, and correct; and (vii) that all applicable reporting requirements have been or will be satisfied. If any of the above described assumptions is untrue for any reason, or if the transactions are consummated in a manner that is different from the manner described in the Request for Rulings and the Private Letter Ruling, our opinion as expressed below may be adversely affected. Further, we have relied on the Private Letter Ruling.

Based upon and subject to the foregoing, it is our opinion that, under presently applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations promulgated thereunder:

1.	The transfer by NCR International of property relating to its enterprise data warehousing business to Teradata in the First Contribution and the assumption by Teradata of related liabilities in the First Contribution, followed by the distribution by NCR International of Teradata common stock to NCR pursuant to the Internal Spin-Off will qualify as a reorganization under Section 368(a)(1)(D) of the Code, and NCR International and Teradata each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	The Internal Spin-Off will be a transaction described in Section 355(a) of the Code, and the Teradata common stock will be qualified property for purposes of Section 361(c)(2) of the Code;

WACHTELL, LIPTON, ROSEN & KATZ

3.	Pursuant to Sections 355, 357(a), 361 and 1032, no gain or loss will be recognized by NCR International or Teradata solely by reason of the First Contribution or the Internal Spin-Off, other than with respect to any “excess loss account” or “intercompany transaction” required to be taken into account under Treasury Regulations relating to consolidated returns;

4.	Pursuant to Section 355(a), no gain or loss will be recognized by (and no amount will be includible in the income of) NCR solely by reason of NCR’s receipt of Teradata common stock in the Internal Spin-Off;

5.	The transfer by NCR of property relating to its enterprise data warehousing business to Teradata in the Second Contribution and the assumption by Teradata of related liabilities in the Second Contribution, followed by the distribution by NCR of Teradata common stock to holders of shares of NCR common stock pursuant to the External Spin-Off will qualify as a reorganization under Section 368(a)(1)(D) of the Code, and NCR and Teradata each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

6.	The External Spin-Off will be a transaction described in Section 355(a) of the Code, and the Teradata common stock will be qualified property for purposes of Section 361(c)(2) of the Code;

7.	Pursuant to Sections 355, 357(a), 361 and 1032, no gain or loss will be recognized by NCR or Teradata solely by reason of the Second Contribution or the External Spin-Off, other than with respect to any “excess loss account” or “intercompany transaction” required to be taken into account under Treasury Regulations relating to consolidated returns; and

8.	Pursuant to Section 355(a), no gain or loss will be recognized by (and no amount will be includible in the income of) any holder of shares of NCR common stock solely by reason of the holder’s receipt of Teradata common stock in the External Spin-Off.

We render no opinion as to the federal income tax consequences of (i) the transactions under any other provisions of the Code (including Section 367, Section 482, Section 904(f), Section 1248 and the provisions relating to “dual consolidated losses”); (ii) any expenditures for which an election under Section 59(e) has been made; or (iii) any conditions existing at the time of, or resulting from, the transactions that are not specifically covered above. We render no opinion regarding any aspect of the transactions addressed in the Section 59(e) Request. We render no opinion as to the federal income tax consequences of the CV Spin-Off or the Foreign Separation Transactions (as defined in the Private Letter Ruling). We render no opinion concerning the federal income tax consequences of non-arm’s length payments (if any) made in connection with the transactions or of any internal restructuring that occurred or will occur in connection with the First Contribution, Internal Spin-Off, Second Contribution or External Spin-Off. We render no opinion as to the tax consequences of the transactions under state, local, or foreign tax laws.

Our opinion is based on current provisions of the Code, Treasury Regulations promulgated thereunder, published pronouncements of the Internal Revenue Service and case law, any of which may be changed at any time with retroactive effect. Any change in applicable laws or the facts and circumstances surrounding the transactions, or any inaccuracy in the

WACHTELL, LIPTON, ROSEN & KATZ

statements, facts, assumptions or representations upon which we have relied, may affect the continuing validity of our opinion as set forth herein. We assume no responsibility to inform NCR of any such change or inaccuracy that may occur or come to our attention.

This opinion may not be applicable to holders of shares of NCR common stock who received their NCR common stock pursuant to the exercise of employee stock options or otherwise as compensation or who are not citizens or residents of the United States, or the distribution of shares to such holders. As well, this opinion may not be applicable to holders of shares of NCR common stock who are subject to special treatment under the Code (such as insurance companies, financial institutions, dealers in securities, or tax-exempt organizations).

We are furnishing this opinion solely in connection with the transactions contemplated by the Agreement, and it is not to be relied upon, used, quoted, or otherwise referred to for any other purpose or by any other party without our consent. We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to Form 8-K of NCR or Teradata. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended

Very truly yours,

WACHTELL, LIPTON, ROSEN & KATZ

dlp/vs

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